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   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: February 19, 2008


                             MOMENTUM BIOFUELS, INC.
                      (Formerly Tonga Capital Corporation)
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Retirement of Outstanding Common Stock

On February 12, 2008, the Board of Directors of Momentum BioFuels, Inc. (the Registrant) voted to cancel the shares of the Registrant's common stock held by the Momentum Employees & Consultant Trust and return such shares to the Registrant's treasury.

The Momentum Employees & Consultant Trust held 7,500,000 shares of the Registrant's restricted common stock, approximately 13.67% of the Registrant's issued and outstanding common stock, at this time. After the cancellation of the 7,500,000 shares, the Registrant, on February 28, 2008, has 47,358,756 shares of common stock issued and outstanding.

The Momentum Employees & Consultant Trust is overseen by the Registrant's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           MOMENTUM BIOFUELS, INC.


                           By:      /s/ Gregory A. Enders
                                        Gregory A. Enders, President and
                                        Chief Executive Officer


 Date: February 28, 2008